UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May [6], 2019

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Fusion Connect, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001- 32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY 10170
(Address of principal executive offices, including zip code)

(212) 201-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on April 15, 2019, Fusion Connect, Inc. (the “Company”), certain subsidiaries of the Company and the Forbearing Lenders (as defined therein) entered into a forbearance agreement (the “Forbearance Agreement”) with respect to the Company’s First Lien Credit and Guaranty Agreement, dated as of May 4, 2018 (the “First Lien Credit Agreement”), by and among the Company, as borrower, certain subsidiaries of the Company, as guarantor subsidiaries, the lenders party thereto, and Wilmington Trust, National Association, as administrative agent and collateral agent. Terms used but not otherwise defined herein have the meanings ascribed to them in the Forbearance Agreement.

As previously disclosed on April 29, 2019, on that date, the Company and the Forbearing Lenders constituting the Requisite Lenders and the Requisite Tranche A/Revolving Lenders agreed to extend the Forbearance Period to the earlier of May 6, 2019, at 11:59 p.m. New York time or the occurrence of certain Forbearance Termination Events.

On May 6, 2019, the Company and the Forbearing Lenders constituting the Requisite Lenders and the Requisite Tranche A/Revolving Lenders agreed to further extend the Forbearance Period to the earlier of May 10, 2019, at 11:59 p.m. New York time or the occurrence of certain Forbearance Termination Events.

The lenders under the Company’s Second Lien Credit Agreement are subject to a 150-day standstill from exercising rights or remedies under the governing Intercreditor Agreement, starting from the date on which the first lien lenders receive written notice from the collateral agent for the second lien lenders of the occurrence of an event of default under the Second Lien Credit Agreement (which notice has not yet been provided).

The Company cannot guarantee that it will be able to obtain additional forbearances or extensions of current forbearances from its lenders or that the Company will be able to comply with its obligations under the First Lien Credit Agreement, the Second Lien Credit Agreement, the Forbearance Agreement, as amended, or the Company’s other debt agreements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: May 6, 2019	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

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